AFL-CIO Housing Investment Trust

Competitive Returns While Building Communities

OCTOBER 2018

HIT AT A GLANCE

•	Over $5.8 billion investment grade fixed-income mutual fund
•	Specializes in the highest credit quality multifamily mortgage backed securities.
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Over 30-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.

•	100% union labor requirement for all on-site construction.

COMPETITIVE RETURNS

•	For the year-to-date 2018, HIT’s gross return exceeded the Barclays Aggregate by 14 basis points and its net return lagged by 16 basis points. For the 1-, 5-, and 10-year periods ending September 30, 2018, HIT’s gross returns exceeded the benchmark, while the 3-year gross return and the net returns lagged.
•	The HIT’s higher yields and lower credit risk profile should continue to be attractive to fixed-income investors.
•	The HIT committed to invest $227 million in eight new construction projects during the first three quarters of 2018, and HIT’s subsidiary Building America CDE provided $24 million in New Markets Tax Credit allocations to three additional projects. These 11 projects have a combined total development investment of $551 million.

STRATEGY

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.
•	Investment in high credit quality multifamily mortgage securities that can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

RISK COMPARISON

As of September 30, 2018

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	95.7%	71.9%
A & Below	0.1%	24.3%
Yield
Current Yield	3.43%	3.17%
Yield to Worst	3.64%	3.45%
Interest Rate Risk
Effective Duration	5.61	6.01
Convexity	0.10	0.19
Call Risk
Call Protected	76%	72%
Not Call Protected	24%	28%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.
•	Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.
•	Ongoing yield advantage positively contributes to its performance relative to the benchmark.
•	High credit quality multifamily securities can make the HIT a lower risk investment than many other fixed-income vehicles. Can complement riskier investments in diversified portfolios.
•	Good source of diversification due to concentration in multifamily securities (over 70% of portfolio) and lack of corporate bonds.
•	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

ECONOMIC IMPACT OF INVESTMENTS*

(1984-present)

•	508 projects
•	$29.1 billion in total economic benefits
•	$11.4 billion in personal income including wages and benefits, with $5.7 billion for construction workers
•	167.7 million hours of on-site union construction work created
•	178,670 total jobs generated across communities
•	109,760 housing and healthcare units nationwide, with 66% affordable housing
•	$3.6 billion in tax revenues ($1.2 billion state/local and $2.4 billion federal)

PROJECT PROFILE:

Project 29 (Church + State), Cleveland, OH

•	$54.7 million new construction of market-rate apartment complex with 158 units in the Hingetown area of Ohio City, one of the oldest neighborhoods in Cleveland.
•	HIT purchase of $39 million Ginnie Mae construction loan certificates and a permanent loan certificate.
•	Expected to generate approximately 420,600 hours of union construction work

PROJECT PROFILE:

Riverdale Station East and West, Coon Rapids, MN

•	$55.8 million mixed-income rental complex in this northern suburb of Minneapolis.
•	HIT committed to purchase a total of $35.3 million of construction loan and permanent loan certificates to help finance the new construction.
•	Creating an estimated 464,400 hours of union construction work.

*In 2017 dollars; estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model. Includes HIT’s subsidiary Building America CDE’s projects since inception.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055

www.aflcio-hit.com